PURCHASE AGREEMENT AMENDMENT
This Purchase Agreement Amendment (this “Amendment”) dated as of April 30, 2019, is entered into by and between Tonogold Resources, Inc., a Delaware corporation (the “Company”), and Comstock Mining Inc., a Nevada corporation (the “Comstock”).
WHEREAS, Tonogold and Comstock entered into that certain Option Agreement, dated October 3, 2017 (the “Option Agreement”);
WHEREAS, Tonogold and Comstock entered into that certain Membership Interest Purchase Agreement, dated as of January 24, 2019 (the “Purchase Agreement”);
WHEREAS, pursuant to the Purchase Agreement, Tonogold delivered the First Additional Deposit, and changed the Termination Date (as defined in the Purchase Agreement) to April 30, 2019;
WHEREAS, pursuant to the Purchase Agreement, Tonogold has the right to change the Termination Date to May 31, 2019, if Tonogold delivers an additional non-refundable deposit of $1,000,000 (the “Second Additional Deposit”) to Comstock on or prior to April 12, 2019;
WHEREAS, Tonogold is currently negotiating the acquisition of certain mining claims, royalties and properties described in Exhibit A (the “Properties”), which are owned by Art Wilson (“Wilson”), Wilson Mining LLC, a Nevada limited liability company (“WML”), Ida Consolidated Mines (“Ida”), Southern Comstock Tailings Disposal (“SCTD”), Art Wilson Co., a Nevada corporation (“AW,” and together with Wilson, Ida, WML, SCTD, the “Wilson Parties”) and/or entities or persons controlled by, under the control or under common control with the Wilson Parties;
WHEREAS, pursuant to the Purchase Agreement and the Option Agreement, Tonogold is prohibited from acquiring certain real property or mining rights in both Storey and Lyon County, Nevada and contained within the Properties (the “Ida Area Claims”); and
WHEREAS, subject to the terms and conditions set forth herein, Comstock will consent to the acquisition of the Ida Area Claims by Tonogold.
NOW, THEREFORE in consideration of the mutual covenants and agreements herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:
1.     Amendment.
(a)     Subject to Tonogold delivering payment of (i) $200,000 of the Second Additional Deposit by wire transfer on or prior to 1:00 p.m. PST on May 3, 2019, (ii) $450,000 of the Second Additional Deposit by check or wire with funds clearing on or prior to 1:00 p.m. PST on May 17, 2019, and (iii) $200,000 of the Second Additional Deposit by check or wire with funds clearing on or prior to 1:00 p.m. PST on May 24, 2019, Comstock hereby grants Tonogold the right to change the Termination Date (as defined in the Purchase Agreement) to June 21, 2019, subject to the additional conditions described below. If the Closing (as such term is defined, and subject to the terms and conditions set forth in, the Purchase Agreement) does not occur on or prior to May 31, 2019, Tonogold shall also be required to pay Comstock for the incremental additional cost of interest to be incurred by Comstock as a result of delaying closing from May 31, 2019 to June 21, 2019 (which for the sake of clarity is equal to the number of days of interest divided by 360 * 11% multiplied by the then principal amount).
(b)    If Tonogold has delivered the Second Additional Deposit as provided above and the Closing Date occurs past May 31, 2019, then effective June 1, 2019, Tonogold shall thereafter be required to reimburse Comstock for the carrying costs estimated in the Purchase Agreement Exhibit D3, Estimated Costs for the Lease Option Agreement, in addition to currently reimbursement requirements.
(c)    If the Closing (as such term is defined, and subject to the terms and conditions set forth in, the Purchase Agreement) does not occur on or prior to June 21, 2019, Tonogold may delay Closing as late as July 26, 2019, by delivering an additional non-refundable deposit of $1,000,000 to Comstock by 1:00 p.m. PST on June 21, 2019, plus the incremental additional cost of interest to be incurred by Comstock as a result of delaying closing from June 21, 2019 to July 26, 2019 (which for the sake of clarity is equal to the number of days of interest divided by 360 * 11% multiplied by the then principal amount).
(d)    If the Closing (as such term is defined, and subject to the terms and conditions set forth in, the Purchase Agreement) does not occur on or prior to July 26, 2019, Tonogold may delay Closing as late as August 30, 2019, by delivering an additional non-refundable deposit of $1,000,000 to Comstock by 1:00 p.m. PST on July 26, 2019, plus the incremental additional cost of interest to be incurred by Comstock as a result of delaying closing from July 26, 2019 to August 30, 2019 (which for the sake of clarity is equal to the number of days of interest divided by 360 * 11% multiplied by the then principal amount).
(e)    If Tonogold incurs secured indebtedness to fund any aspect of the purchase, then Tonogold shall be required to deliver $11,500,000 as the Closing Cash Consideration (as defined in the Purchase Agreement), pursuant to Section 1.2(a)(ii) of the Purchase Agreement. In lieu of delivering shares of Tonogold pursuant to Section 1.2(a)(ii) of the Purchase Agreement, Tonogold shall deliver a one-year maturing, interest bearing convertible note to Comstock with a principal amount of $3,500,000, substantially in accordance with the terms contained in Exhibit E attached. The conversion price shall be the lowest of (1) the 20-day volume weighted closing sales price of Tonogold shares prior to conversion, (2) Tonogold’s most recent private placement or (3) Tonogold’s initial public offering price.
(f)    Tonogold and Comstock hereby agree that if Tonogold exercises its option to lease American Flat property, plant, and equipment (the “PP&E”) pursuant to the Lease Option Agreement (as defined in the Purchase Agreement), Comstock shall continue to have the right to use the PPE for any purpose which does not materially interfere with Tonogold’s processing plans, including but not limited to, testing, removing, and/or selling previously stacked and leached material or any another material on or near the PPE, or any other activity that does not increase the reclamation liability with respect to the PPE.

2.    Additional Comstock Consideration. Comstock hereby agrees to consent to the acquisition of the Ida Area Claims in exchange for, and conditioned upon: (a) the occurrence of the Closing; (b) Tonogold assigning to Comstock the patented and unpatented mining claims along the highway to the south of Silver City, and west of Spring Valley and identified on Exhibit B attached hereto (the “Mining Claims”) for no additional consideration, concurrently with the acquisition of the Mining Claims from the Wilson Parties; (c) the Ida Area Claims will be subject to the NSR Royalty Agreement, (attached to the Purchase Agreement as Exhibit B); and (d) Tonogold assigning to Comstock any royalty interests owned by the Wilson Parties on the Metropolitan patent and Peach and Wedge unpatented claims, a portion of Comstock’s Dayton property package and identified on Exhibit C attached hereto (the “Royalty Interests”).
3.    Additional Tonogold Consideration. Tonogold hereby agrees to the transactions described in Section 2 above, in exchange for, and conditioned upon: (a) the occurrence of the Closing (as such term is defined, and subject to the terms and conditions set forth in, the Purchase Agreement); (b) Tonogold receiving written consent from Comstock authorizing the acquisition of the Ida Area Claims; (c) Comstock adding the unpatented mining claims identified on Exhibit D attached hereto (the “Lease Additions”), to the list of properties subject to the Mineral Exploration and Mining Lease (as such term is defined, and subject to the terms and conditions set forth in, the Purchase Agreement) for no additional consideration, concurrently with the transactions described in Section 2 above; and (d) Comstock’s undertaking to use reasonable commercial efforts to make introductions to assist Tonogold in attempting to acquire other patents in close proximity to the Three Brothers, including the Last Chance, Piedmont, Twin, and Cosmopolitan patents, if such patents are available for purchase.
4.     Further Assurances. Following the closing of the transactions described in Section 2 and Section 3 above, each of Tonogold and Comstock shall, upon request from the other party, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the documents to be delivered hereunder.
5.     No Implicit Waiver. The consents and waivers set forth herein are limited precisely as written and shall not be deemed (a) to be a consent to, or waiver of, any other term or condition of the Option Agreement, the Purchase Agreement or any of the agreements, instruments and documents referred to therein or executed in connection therewith or (b) to prejudice any contractual, legal or other right or rights which the undersigned may have or may have in the future under or in connection with the Option Agreement, the Purchase Agreement or any agreements, instruments and documents referred to therein or executed in connection therewith. Except as set forth herein, the undersigned parties hereby reserve all of their rights and remedies under applicable law and under the Option Agreement, the Purchase Agreement or any of the agreements, instruments and documents referred to therein or executed in connection therewith with respect to any matters other than those addressed in this Amendment.
6.     Due Execution. The execution, delivery and performance by Tonogold and Comstock of this Amendment has been duly authorized by all necessary action on the part of Tonogold and Comstock. This Amendment has been duly executed by Tonogold and Comstock.

7.     Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada.
8.     Venue. Each party irrevocably submits to the exclusive jurisdiction of federal courts in the State of Nevada, for the purposes of any dispute or action arising out of this Amendment. Process in any action referred to in this Section 8 may be served on any party anywhere in the world by national courier delivery sent to the address of such served party set forth on the signature page of this Amendment. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action arising out of this Amendment in U.S. federal courts sitting in the State of Nevada, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.
9.     Beneficiaries. This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
10.     Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective against an executing party when a counterpart has been signed and delivered by such party to another party. This Amendment and any amendments hereto, to the extent signed and delivered by means of portable document format (“PDF”) or a facsimile machine, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such contract, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such contract shall raise the use of PDF or a facsimile machine to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of PDF or a facsimile machine as a defense to the formation of a contract and each party forever waives any such defense.
[Signature Page To Follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

TONOGOLD RESOURCES, INC.

By:	/s/ Mark Ashley
Name:	Mark Ashley
Title:	Chief Executive Officer
Address: 5666 La Jolla Boulevard, #315, La Jolla, CA 92037

COMSTOCK MINING INC.

By:	/s/ Corrado DeGasperis
Name:	Corrado DeGasperis
Title:	Executive Chairman, President and CEO
Address: 1200 American Flat Road, Virginia City, NV 89440

COMSTOCK MINING LLC, by its manager Comstock Mining Inc.

By:	/s/ Corrado DeGasperis
Name:	Corrado DeGasperis
Title:	Executive Chairman, President and CEO
Address: 1200 American Flat Road, Virginia City, NV 89440

Exhibit A – “The Properties”
The following table identifies the patented and unpatented mining claims being acquired by Tonogold from the Wilson Parties.

	Ida Area Claims
Claim Name	Type	APN or BLM ID	Area (acres)	Ownership Status
Patented Claims
Badger	Patent; MS3792	800-001-30	16.7	100% Wilson Mining LLC
Bennett	Patent; MS3761	016-151-02	3.9	100% Wilson Mining LLC
Buckeye	Patent; MS47	016-101-04	13.9	100% Wilson Mining LLC
Grass Widow	Patent; MS3792	800-000-73	2.7	100% Wilson Mining LLC
Ida	Patent; MS3761	016-151-02	15.9	100% Wilson Mining LLC
Lucky 5tar	Patent; MS3792	800-000-74	13.8	100% Wilson Mining LLC
Lucky Star Fraction	Patent; MS3792	800-001-32	6.8	100% Wilson Mining LLC
Morning Star	Patent; M53761	016-151-02	18.2	100% Wilson Mining LLC
Pride of the West	Patent; MS3792	800-001-31	8.3	100% Wilson Mining LLC
Vivian (Midas)	Patent; MS103	800-001-67	7.2	100% Wilson Mining LLC
Westerly Portion of Silver King	Patent; MS4573	016-101-13	6.7	100% Wilson Mining LLC
Unpatented Claims
Daisy	Unpatented	NMC1139071	8.7	100% Wilson Mining LLC
Last Chance	Unpatented	NMC1139072	20.7	100% Wilson Mining LLC
Milwaukee	Unpatented	NMC1139073	4.6	100% Wilson Mining LLC
Valentine	Unpatented	NMC1139074	20.7	100% Wilson Mining LLC
Wilson 1	Unpatented	NMC1142019	20.7	100% Wilson Mining LLC
Wilson 2	Unpatented	NMC1142020	20.7	100% Wilson Mining LLC
		Total Ida Area:	210.2

Exhibit B – “The Mining Claims”
The following table identifies the patented and unpatented mining claims to be assigned to Comstock after being acquired by Tonogold from the Wilson Parties.

	Claims South of Silver City
Claim Name	Type	APN or BLM ID	Area (acres)	Ownership Status
Mammoth Lode aka Daney Lode	Patent; MS72	016-121-03	13.8	100% Wilson Mining LLC
Mooney and Whitman Lode	Patent; MS90	016-121-05	6.2	100% Wilson Mining LLC
Fifty Dollar Gold	Unpatented	NMC116374	20.7	100% Wilson Mining LLC
Nevada	Unpatented	NMC116370	20.7	100% Wilson Mining LLC
Mooney & Whitman Fraction	Unpatented	NMC116372	11	100% Wilson Mining LLC
Rising Sun	Unpatented	NMC116381	2.2	100% Wilson Mining LLC
Arrowhead	Unpatented	NCM116378	20.7	100% Wilson Mining LLC
Nevada 3	Unpatented	NMC555209	20.7	100% Wilson Mining LLC
Nevada 2	Unpatented	NMC555208	20.7	100% Wilson Mining LLC
Mooney & Whitman Extension	Unpatented	NMC116373	20.7	100% Wilson Mining LLC
		Total Area:	157.4

Exhibit C – “Royalty Interests”
The following table identifies the royalty interests to be assigned to Comstock after being acquired by Tonogold from the Wilson Parties.

	Royalty Interests
Claim Name	Type	APN or BLM ID	NSR %	Royalty Owner
Metropolitan	Patent; MS74	016-121-01	2%	Ida Consolidated
Peach	Unpatented	NMC108753	2%	Ida Consolidated
Wedge	Unpatented	NMC108755	2%	Ida Consolidated

Exhibit D – “The Lease Additions”
The following claims shall be added to the list of properties subject to the Mineral Exploration and Mining Lease defined in the Membership Interest Purchase Agreement.

	Claims Added to Exploration Lease
Claim Name	Type	APN or BLM ID	Area (acres)	Ownership Status
Three Brothers	Unpatented	NMC1097411	18.61	Comstock

Exhibit E – Form of Convertible Note
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

TONOGOLD RESOURCES, INC.
CONVERTIBLE PROMISSORY NOTE
[DATE]

FOR VALUE RECEIVED, TONOGOLD RESOURCES, INC., a Delaware corporation (the “Company”), hereby issues this Converting Promissory Note (“Note”) to the order of COMSTOCK MINING INC (the “Subscriber”), subject to the terms contain herein, the principal amount of $3,500,000 plus interest from and including [DATE] on the principal balance from time to time outstanding, compounded monthly, at a rate per annum equal to twelve percent (12%) per annum. Interest shall be calculated monthly based on a 360-day year counting actual days elapsed. As used herein, the term “Maturity Date” means the date that is the first anniversary of the Closing Date (as defined in that certain Membership Interest Purchase Agreement, dated January 24th 2019, by and among the Subscriber, the Company and COMSTOCK MINING LLC (the “Membership Agreement”)). Notwithstanding any other provision of this Note, the holder hereof does not intend to charge and the Company shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law; any payments in excess of such maximum shall be refunded to the Company or credited to reduce principal hereunder. Principal and interest hereunder shall be payable in a single payment on demand on the Maturity Date, if not previously covert pursuant to the Terms of the Note. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in this Convertible Promissory Note Subscription Agreement by and between the Company and the Subscriber (the “Agreement”).

Payments of principal and interest will be made by check or wire transfer in immediately available United States funds sent to the Subscriber at the address furnished to the Company for that purpose.

This Note will be registered on the books of the Company or its agent as to principal and interest. Any transfer of this Note pursuant to the terms hereof will be effected only by surrender of this Note to the Company and reissuance of a new note to the transferee in accordance with the terms herein. The terms of the Agreement are hereby incorporated by reference.

1.
Seniority of Note. The Company, for itself, its successors and assigns, covenants and agrees, and the holder of this Note and each successor holder of this Note by such holder’s acceptance hereof, likewise covenants and agrees, that notwithstanding any other provision of the Agreement or this Note, the payment of the principal of and interest on this Note shall be pari passu in right of payment to the payment in full of all amounts due to other holders of these Notes.

2.
Covenants of the Company. The Company shall authorize and reserve until issued, free of preemptive rights and other preferential rights, a sufficient number of its authorized but unissued shares of the Company’s Common Stock, as the case may be, to satisfy the rights of conversion of the holders of the Notes.

3.
Events of Default. The outstanding principal and accrued interest on this Note shall immediately become due and payable without notice or demand, upon the happening of any one of the following specified events:

(a)the Company’s failure to pay any amount as herein set forth when due at which time penalty interest at the rate of 18% per annum compounded monthly will apply until this Note is paid in full;

(b)the Company’s insolvency (if declared by the Company’s Board of Directors):

(c)the making of a general assignment for the benefit of creditors by the Company;

(d)the filing of any petition or the commencement of any proceeding by the Company for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations or compositions;

(e)the filing of any petition or the commencement of any proceeding against the Company or any endorser or guarantor of this Note for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations or compositions, which proceeding is not dismissed within sixty (60) days;

(f)suspension of the transaction of the usual business of the Company;

(g)the Company shall default in any material respect in the performance of any other term, covenant or agreement contained in the Membership Agreement (including the other agreements contemplated therein) or the Note to be performed or observed and any such failure remains un-remedied for thirty (30) days after the earlier of (i) the Company’s knowledge thereof or (ii) written notice thereof shall have been given to the Company;

(h)any representation or warranty made by the Company in this Note or in any certificate, instrument or written statement contemplated by or made or delivered pursuant to or in connection therewith, shall have been incorrect when made or while any amounts are outstanding under this Note in any material respect; or

(i)the Company sells all or substantially all of its assets, or the company merges or consolidates with or into any other corporation (other than a merger or consolidation in which shares of the Company’s voting capital stock outstanding immediately before such merger or consolidation are exchanged or converted into or constitute shares which represent more than fifty percent (50%) of the surviving entity’s voting capital stock on a fully diluted basis after such consolidation or merger).

4.	Conversion.

(a)Subject to the terms of this Note and subject to the Company’s Common Stock being listed on the TSXV, $1,750,000 of the Principal balance plus accrued interest, shall be converted into shares of Common Stock in the Company, 120-days following Closing Date (as defined in the Membership Agreement) at a conversion price equal to the shall be the lowest of (1) the 20-day volume weighted closing sales price of the shares of Common Stock of the Company prior to the date of conversion, (2) the sales price of the shares of Common Stock in the Company’s most recent private placement or (3) the Company’s initial public offering price (such price per share, the “Conversion Price”).
(b)Subject to the terms of this Note, and subject to the Company’s Common Stock being listed on the TSXV, the remaining balance of the Principal balance plus accrued interest, shall be converted into shares of Common Stock in the Company, 12-months following Closing Date (as defined in the Membership Agreement) at the Conversion Price.
(c)In the event that the Common Stock of the Company is not listed on the TSXV by the Maturity Date, the remaining principal balance of this Note plus all accrued interest, shall be payable in full on the Maturity Date or converted into Common Stock in the Company at the election of the Subscriber.
(d)Delivery of Note on Conversion or Redemption. Upon the occurrence of a conversion or repayment provided herein, the holder of the Note shall surrender the Note to the Company or its transfer agent immediately upon the Company delivering payment or the applicable amount shares of Common Stock accompanied by the Company’s calculation of the number of shares.
(e)No Fractional Shares. No fractional shares will be issued. In lieu of such fractional shares, the Company will pay the cash value of such fraction.

(f)Cancellation on Conversion. Upon the conversion of the entire principal amount of this Note and the payment of the accrued interest thereon in accordance with the terms herein, this Note shall be canceled.

5.	Prepayment. This Note may be prepaid in whole or in part at the election of the Company.

6.
Transfer and Exchange. The holder of this Note may, prior to maturity thereof (and upon the prior written consent of the Company, which shall not be unreasonably withheld), surrender such Note at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from such holder of its intention to make such exchange and without expense to such holder, except for any transfer or similar tax which may be imposed on the transfer or exchange, the Company shall issue in exchange therefore another note or notes (each, a “Transferee Note”) for the same aggregate principal amount as the unpaid principal amount of the Note so surrendered, having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note so surrendered. Each Transferee Note shall be made payable to such person or persons, or transferees, as the holder of such surrendered Note may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom. The Company may elect not to permit a transfer of the Note if it has not obtained satisfactory assurance that such transfer: (a) is exempt from the registration requirements of, or covered by an effective registration statement under, the Securities Act of 1933, as amended, and the rules and regulations thereunder, and (b) is in compliance with all applicable state securities laws, including without limitation receipt of an opinion of counsel for the Subscriber (or other holder, as the case may be), which opinion shall be satisfactory to the Company.

7.
New Note. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, the Company will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note, and in such event the Subscriber (or other holder, as the case may be) agrees to indemnify an hold harmless the Company in respect of any such lost, stolen, destroyed or mutilated Note.

8.
Expenses of Collection. The Company agrees, subject only to limitations imposed by applicable law, to pay the holder’s reasonable costs in collecting and enforcing this Note, including reasonable attorney’s fees.

9.
Waiver by Holder. No waiver of any obligation of the Company under this Note shall be effective unless it is in a writing signed by the holder. A waiver of a right or remedy under this Note on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time.

10.
Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, delivered against receipt, faxed or emailed to the party to whom it is to be given; (a) if to the Company, Attn: Mark Ashley, President, email: mjashley3@gmail.com, or at 5666 La Jolla Boulevard, La Jolla, CA 92037,or (b) if to the holder of the Note, at the address set forth on the signature page of the Subscriber’s Agreement (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12). Any notice or other communication given by certified mails shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

11.	Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the provisions governing conflict of laws.

12.
Severability. In the event that any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Notre, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect and in no way shall be affected, prejudiced or disturbed thereby.

13.	Amendment. No amendment to this Note shall be valid unless made in writing and executed by the Company and the Subscriber.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers as of the date first above written.

TONOGOLD RESOURCES, INC.

By:     ________________________
Name:     Mark Ashley
Title:    President